UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 6, 2024, Olin Corporation (“Olin”) provided written notice (the “Notice”) to its directors and executive officers that there will be a blackout period with respect to the Olin Corporation Contributing Employee Ownership Plan (the “CEOP”). The blackout period is to facilitate the transition of the plan administrator from Voya to Empower. During the blackout period, CEOP participants will be temporarily unable to access their accounts under the CEOP and will be unable to transfer or diversify investments in their individual accounts, including accounts that hold Olin common stock, or obtain a loan, withdrawal or distribution from the CEOP.

In accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and SEC Regulation BTR, the Notice informed Olin’s directors and executive officers of the blackout period and the restrictions on trading in Olin equity securities that apply to them during the blackout period. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The blackout period is expected to begin on September 26, 2024 at 4:00 p.m. (Eastern Time) and end the week of October 13, 2024.

During the blackout period and for a period of two years thereafter, Olin shareholders or other interested persons may obtain information about the blackout period by contacting:

Olin Corporation
Attention: Corporate Secretary
190 Carondelet Plaza, Suite 1530
Clayton, Missouri 63105
Telephone Number: (314) 480-1400

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Notice to Executive Officers and Directors of Olin Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: September 6, 2024